EXHIBIT 32.2

                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Consolidated-Tomoka Land Co. (The "Company") on Form 10-Q for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William H. McMunn, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The Report fully complies with the requirements of
             Section 13(a) or 15(d) of the Securities Exchange Act of
             1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William H. McMunn
---------------------
William H. McMunn
President and
Chief Executive Officer

May 10, 2006
























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                             Exhibit 32.1

                     CERTIFICATION PURSUANT TO
                       18 U.S.C SECTION 1350,
                       AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Consolidated-Tomoka Land Co. (The "Company") on Form 10-Q for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce W. Teeters, Senior Vice President - Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The Report fully complies with the requirements of
             Section 13(a) or 15(d) of the Securities Exchange Act of
             1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Bruce W. Teeters
--------------------
Bruce W. Teeters
Senior Vice President-Finance and Treasurer

May 10, 2006















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